UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2020

MAJESCO

(Exact Name of Registrant as Specified in its Charter)

California	001-37466	77-0309142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

412 Mount Kemble Ave, Suite 110C, Morristown, NJ 07960

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (973) 461-5200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.002 par value	MJCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Merger

On August 8, 2020, Majesco (the “Company” or “Majesco”) entered into an amendment and restatement to its previously disclosed Agreement and Plan of Merger, dated as of July 20, 2020 (the “Original Merger Agreement,” and as so amended and restated, the “Amended and Restated Merger Agreement”), with two entities affiliated with Thoma Bravo, L.P., Magic Intermediate, LLC (“Parent”) and Magic Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Parent.

Under the Amended and Restated Merger Agreement, upon consummation of the merger of Merger Sub with and into the Company, with the Company surviving as the surviving corporation (the “Surviving Corporation”) and wholly-owned subsidiary of Parent (the “Merger”):

●	each share of common stock, par value $0.002 per share, of the Company (“Common Stock”) that is issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”), other than Excluded Shares (as defined in the Amended and Restated Merger Agreement), will be converted into the right to receive $16.00 per share (an increase of $2.90 per share as compared to $13.10 per share as set forth in the Original Merger Agreement), subject to any required withholding of Taxes (as defined in the Amended and Restated Merger Agreement) (the “Merger Consideration”),

●	each vested and unvested option that is issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash equal to the product of the number of shares of Common Stock subject to such options multiplied by the excess, if any, of the Merger Consideration over the exercise price per share of such option (less applicable Taxes), and

●	each restricted stock unit (“RSU”) that is issued and outstanding immediately prior to the Effective Time will be converted into the right to receive an amount in cash equal to the product of the number of shares of Common Stock subject to such RSU multiplied by the Merger Consideration (less applicable Taxes).

In connection with the increase in Merger Consideration, the Company Termination Fee (as defined in the Amended and Restated Merger Agreement) was increased to $25,505,846.62 and the Parent Termination Fee (as defined in the Amended and Restated Merger Agreement) was increased to $51,011,693.24.

Further, the matching period for Parent in the event that an Acquisition Proposal (as defined in the Amended and Restated Merger Agreement) or any material amendment thereto is received by the Company was increased to five business days in each case. The Company also agreed not to disclose or provide to any person who has made an Acquisition Proposal any information or materials provided by Parent, its affiliates or any of their representatives to the Company or any of its affiliates or representatives, subject to certain exceptions.

The other terms of the Amended and Restated Merger Agreement remained materially unchanged from those of the Original Merger Agreement previously disclosed in the Form 8-K filed by the Company on July 21, 2020, which is hereby incorporated by reference into this Form 8-K.

The increase in Merger Consideration and the execution of the Amended and Restated Merger Agreement followed the Company’s receipt of an unsolicited acquisition proposal from an unaffiliated third party.

The foregoing description of the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Support Agreement Amendment

Pursuant to the Amended and Restated Merger Agreement, on August 8, 2020, Majesco Limited entered into an amendment (the “Support Agreement Amendment”) to the previously disclosed support agreement originally entered into on July 20, 2020 (as amended, the “Support Agreement”) pursuant to which Majesco Limited has agreed, upon the terms and subject to the conditions set forth therein, to, among other things, (i) issue a new notice (the “Revised Postal Ballot Notice”) through postal ballot to its members for their approval of the Divestment (as defined in the Support Agreement) pursuant to the Merger no later than August 12, 2020, (ii) notify, within two calendar days of execution of the Support Agreement Amendment, the Indian stock exchanges of the rescission of the items set forth in the original posted ballot notice related to the Merger and (iii) notify the parties to the Support Agreement of the result of the votes of its members pursuant to the Revised Postal Ballot Notice no later than September 13, 2020. The other terms of the Support Agreement remained materially unchanged from those previously disclosed in the Form 8-K filed by the Company on July 21, 2020, which is hereby incorporated by reference into this Form 8-K.

A copy of the Support Agreement Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Support Agreement Amendment is qualified in its entirety by reference to the full text of the Support Agreement Amendment.

Amended and Restated Promoter Support Agreement

On August 8, 2020, the Company entered into an amendment and restatement to the previously disclosed Promoter Support Agreement, dated as of July 20, 2020 (the “Original Promoter Support Agreement,” and as so amended and restated, the “Amended and Restated Promoter Support Agreement”) with Majesco Limited, Parent and the Promoter Group (as defined in the Amended and Restated Promoter Support Agreement) pursuant to which, upon receipt of the Revised Postal Ballot Notice, each Promoter (as defined in the Amended and Restated Promoter Support Agreement) shall promptly, but in no event later than September 11, 2020, in his or its capacity as a shareholder of Majesco Limited, and to the fullest extent of his or its shareholding or voting rights in Majesco Limited issue his or its unconditional and irrevocable assent to the Divestment (as defined in the Amended and Restated Promoter Support Agreement) pursuant to the Merger.

The Promoter Group also agreed that if (i) the board of directors of Majesco Limited fails to issue the Revised Postal Ballot Notice to all its shareholders seeking the approval of the shareholders to the Divestment pursuant to the Merger or fails to convene a general meeting of its shareholders seeking their approval to the Divestment pursuant to the Merger or (ii) for any reason whatsoever the general meeting so convened does not take place, then the Promoter Group will requisition the board of directors of Majesco to convene an extraordinary general meeting or issue a postal ballot notice for the approval by the shareholders of Majesco Limited to the Divestment pursuant to the Merger. If the board of directors of Majesco Limited fails to act on receipt of such requisition, then the Promoter Group will be obligated to call and hold the extraordinary general meeting within three months and issue its unconditional and irrevocable assent to the Divestment pursuant to the Merger at such meeting.

The Promoter Group further agreed that, in the event that the Amended and Restated Merger Agreement is terminated in accordance with its terms under circumstances where a Company Termination Fee is payable to Parent, then the Amended and Restated Promoter Support Agreement will only terminate (A) if Parent or its designee, as applicable, actually receives the Company Termination Fee and (B) only on the date that is seven months following such termination of the Amended and Restated Merger Agreement, provided that the terms and conditions of the Amended and Restated Promoter Support Agreement will thereafter apply only to 50% of the shares or voting rights held by the Promoters in Majesco Limited, on a pro rata basis during such seven month period.

The Promoters Group collectively owns 10,442,544 shares of Majesco Limited representing approximately 36.33% of the outstanding shares of Majesco Limited.

The other terms of the Amended and Restated Promoter Support Agreement remained materially unchanged from those of the Original Promoter Support Agreement previously disclosed in the Form 8-K filed by the Company on July 21, 2020, which is hereby incorporated by reference into this Form 8-K.

A copy of the Amended and Restated Promoter Support Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Amended and Restated Promoter Support Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Promoter Support Agreement.

Limited Guaranty

In connection with the Amended and Restated Merger Agreement, on August 8, 2020, Thoma Bravo Discover Fund II, L.P., Thoma Bravo Discover Fund II-A, L.P. and Thoma Bravo Discover Executive Fund II, L.P. (each, a “Guarantor” and, collectively, the “Guarantors”) entered into an amendment (the “Guaranty Amendment”) to the previously disclosed Limited Guaranty originally entered into on July 20, 2020 (as amended, the “Guaranty”) with the Company pursuant to which, among other things, each such Guarantor has unconditionally agreed to guarantee, on a several and not joint basis, subject to the terms and conditions set forth in the Guaranty, its respective pro rata portion of the maximum amount that may become payable by the Guarantors under the Guaranty of $52,011,693.24 in the aggregate.

The other terms of the Guaranty remained materially unchanged from those previously disclosed in the Form 8-K filed by the Company on July 21, 2020, which is hereby incorporated by reference into this Form 8-K.

A copy of the Guaranty Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Guaranty Amendment is qualified in its entirety by reference to the full text of the Guaranty Amendment.

Amended and Restated Letter Agreement

On August 8, 2020, the Company entered into an amendment and restatement of its previously disclosed letter agreement (the “Amended and Restated Letter Agreement”) with Majesco Limited to reflect the Amended and Restated Merger Agreement. The other terms of the letter agreement remained materially unchanged from those previously disclosed in the Form 8-K filed by the Company on July 21, 2020, which is hereby incorporated by reference into this Form 8-K.

The foregoing description of the Amended and Restated Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Letter Agreement, which is filed as Exhibit 10.4 hereto and is incorporated herein by reference.

Important Statement Regarding the Amended and Restated Merger Agreement

The Amended and Restated Merger Agreement has been included to provide investors with information regarding terms of the transaction contemplated by the Amended and Restated Merger Agreement. It is not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Amended and Restated Merger Agreement were made only for purposes of the Amended and Restated Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Amended and Restated Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Amended and Restated Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Amended and Restated Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Amended and Restated Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.03 Material Modification to Rights of Security Holders.

See Item 1.01. Under the Amended and Restated Merger Agreement, the Company’s ability to pay dividends prior to the closing of the Merger is restricted.

Item 7.01. Regulation FD Disclosure.

On August 8, 2020, the Company issued a press release to announce the execution of the Amended and Restated Merger Agreement in connection with the Merger. The full text of this press release is furnished on Exhibit 99.1 hereto and is incorporated herein by reference.

On that same day, the Company also sent certain communications to its employees (the “Employee Communications”), a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

On that same day, the Company’s parent, Majesco Limited, made available a presentation to its shareholders, a copy of which is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report.

Exhibit No.

2.1†	Amended and Restated Agreement and Plan of Merger, dated as of August 8, 2020, by and among Majesco, Magic Intermediate, LLC, and Magic Merger Sub, Inc.

10.1	Amendment to Support Agreement, dated August 8, 2020, by and among Majesco, Majesco Limited, Magic Intermediate, LLC and Magic Merger Sub, Inc.

10.2†	Amended and Restated Support Agreement, dated August 8, 2020, by and among Majesco, Majesco Limited, Magic Intermediate, LLC and the Promoters named therein

10.3	Amendment to Limited Guaranty, dated as of August 8, 2020, by and among Thoma Bravo Discover Fund II, L.P., Thoma Bravo Discover Fund II-A, L.P. and Thoma Bravo Discover Executive Fund II, L.P. in favor of the Company

10.4	Amended and Restated Letter Agreement, dated as of August 8, 2020, by and between Majesco and Majesco Limited

99.1	Press release dated August 8, 2020

99.2	Employee Communications

99.3	Investor Presentation dated August 8, 2020

† Schedules have been omitted pursuant to Item 601(b)(2) or Item 601(b)(10)(iv) of Regulation S-K. Majesco hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

Cautionary Language Concerning Forward-Looking Statements

This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Majesco’s reports that it files from time to time with the SEC and which you should review, including those statements under “Item 1A – Risk Factors” in Majesco’s Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q.

Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this report include, but are not limited to: the incurrence of unexpected costs, liabilities or delays relating to the Merger; the failure to satisfy the conditions to the Merger, including regulatory approvals; and the failure to obtain the requisite approval by the shareholders of Majesco Limited.

These forward-looking statements should not be relied upon as predictions of future events and Majesco cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as a representation or warranty by Majesco or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Majesco disclaims any obligation to publicly update or release any revisions to these forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this report or to reflect the occurrence of unanticipated events, except as required by law.

Important Additional Information:

In connection with the proposed Merger, Majesco will file a consent solicitation statement and other relevant documents concerning the proposed Merger with the SEC. The consent solicitation statement and other materials filed with the SEC will contain important information regarding the Merger, including, among other things, the recommendation of Majesco's board of directors with respect to the Merger. SHAREHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT AND OTHER CONSENT MATERIALS THAT MAJESCO FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. You will be able to obtain the consent solicitation statement, as well as other filings containing information about Majesco, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the consent solicitation statement and other filings made by Majesco with the SEC can also be obtained, free of charge, by directing a request to Majesco, 412 Mount Kemble Ave., Suite 110C, Morristown, NJ 07960, Attention: Corporate Secretary.

Participants in the Solicitation:

Majesco and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of consents from Majesco’s shareholders with respect to the proposed Merger. Information regarding the executive officers and directors of Majesco and their respective ownership of Majesco Common Stock is included in the Proxy Statement for Majesco’s 2020 Annual Meeting of Stockholders (the “2020 Proxy Statement”), filed with the SEC on July 29, 2020. To the extent that holdings of Majesco’s securities have changed since the amounts printed in the 2020 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the consent solicitation statement and other materials to be filed with SEC in connection with the proposed Merger.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO

Date: August 10, 2020	By:	/s/ Adam Elster
Adam Elster, Chief Executive Officer